UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5281
Oppenheimer Champion Income Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  September 30
Date of reporting period:  09/30/2009

Item 1. Reports to Stockholders.

September 30, 2009

Oppenheimer

Champion Income Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Fund Update

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

September 30, 2009 Oppenheimer Management Champion Income Commentaries and Fund Annual Report M A N A G E M E N T C O M M E N TA R I E S Fund Update A N N U A L R E P O RT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements 1234

TOP HOLDINGS AND ALLOCATIONS
Credit Allocation

A	0.2%
BBB	6.1
BB	31.6
B	34.5
CCC	17.2
Not Rated	1.1
Other Securities	9.3
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on the total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager’s judgment, to securities rated by a rating agency in the same category.
Portfolio Allocation
l Corporate Bonds and Notes 89.0% l Cash Equivalents 9.2 l Loan Participations 1.1 l Stocks 0.7
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2009, and are based on the total market value of investments.
8 | OPPENHEIMER CHAMPION INCOME FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended September 30, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. For the twelve months ended September 30, 2009, Oppenheimer Champion Income Fund’s Class A shares (without sales charge) returned –67.12%, compared to the Bank of America Merrill Lynch High Yield Master Index, which returned 21.88%. Most of the Fund’s losses occurred over the first half of the reporting period, where several factors contributed to the very disappointing returns. The most significant factor was the volatility of the markets for fixed-income securities and related financial instruments in the fourth quarter of 2008. The lack of liquidity, most pronounced in October through December of 2008, caused the credit markets to plummet. The credit crisis, in turn, severely impacted the Fund’s investments in the high-quality commercial mortgage-backed securities (CMBS) sector and long-maturity fixed-income securities of highly-rated financial institutions and derivative investments based on those securities.
     We believe that during the last quarter of 2008, even highly-rated mortgage securities suffered declines because of their association by investors with the residential mortgage market, and that market concerns about sub-prime mortgages, and expected default rates in CMBS affected the prices of higher-quality CMBS. This marked a sharp dislocation between security prices and investment fundamentals as to those securities for higher-quality CMBS.
     Similarly, as major banks experienced balance sheet impairments and government officials scrambled to assemble bailout programs, nearly all debt associated with the financial sector dropped sharply in value, affecting even highly rated corporate debt. This occurred despite the fact that the U.S. government became a senior debt-holder of many struggling financial companies. In such an environment, and particularly after Lehman Brothers collapsed into bankruptcy in September 2008, many investors engaged in panic selling. This led to a situation in which the prices of most non-Treasury fixed-income securities, or “spread products,” detached from their underlying fundamentals, meaning that a security’s price had little correlation to its underlying value. As investors sought protection in U.S. Treasury securities, the volatility in the corporate debt market created a backdrop in which even the highest-rated assets were battered, including the Fund’s investments in high-quality CMBS, non-agency residential mortgage-backed securities (MBS) and longer-maturity investment grade financial bonds.
     As domestic economic conditions worsened and investor panic spread, three primary performance factors emerged. First, there was an unprecedented and unanticipated widening of credit spreads of MBS over Treasury securities, which accelerated during the month of November, 2008, and had a negative impact on the Fund’s investments in the CMBS and MBS sectors. Second, the historical correlation between highly rated securities and Treasuries and investor behavior in past economic crises did not occur in this one. Accordingly, amidst the difficult financial conditions, in a flight to quality, investors flocked to U.S. Treasury securities and not to highly-rated non-Treasury securities, such as the ones the Fund held, which also
9 | OPPENHEIMER CHAMPION INCOME FUND

FUND PERFORMANCE DISCUSSION
contributed to the Fund’s poor performance. Third, liquidity virtually disappeared as the markets in mortgage-related instruments effectively shut down. Rather than continuing to expand their positions, traditional financial intermediaries began aggressively shrinking their balance sheets, severely limiting the ability of the Fund’s portfolio team at the time to either scale back or hedge away portfolio holdings that detracted from performance, which had a very negative impact on performance. Together, these events contributed to the significant decline in the Fund’s net asset value in the fourth quarter of 2008. The unprecedented widening of CMBS credit spreads also had a negative impact on the Fund’s positions in total return swaps in the CMBS sector.
     As mentioned, the Fund’s performance during the first half of the reporting period was hurt by its exposure to CMBS, which we had regarded as attractively valued in the wake of steep declines. Unfortunately, despite investment-grade credit ratings and seniority in their issuers’ capital structures, these securities continued to decline in value early in 2009 amid recession-related concerns regarding business trends in the commercial real estate market.
     Over the second half of the reporting period, the Fund produced positive absolute returns, while underperforming the Bank of America Merrill Lynch High Yield Master Index. During this time, the Fund continued to divest most of its investments in the MBS, CMBS and asset-backed securities sectors, a process largely completed by the end of the second quarter of 2009. The Fund simultaneously built up positions in the high yield credit sector, which had a positive effect on Fund performance.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2009. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from inception of the Class on September 1, 2006. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
     The Fund’s performance is compared to the performance of the Bank of America Merrill Lynch High Yield Master Index and the Barclays Capital U.S. Credit Bond Index. The Bank of America Merrill Lynch High Yield Master Index is an unmanaged index of below investment grade securities of U.S. corporate debt issuers. The Barclays Capital U.S. Credit Bond Index is an index of non-convertible U.S. investment-grade corporate bonds. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the indices.
10 | OPPENHEIMER CHAMPION INCOME FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Champion Income Fund (Class A) Bank of America Merrill Lynch High Yield Master Index Barclays Capital U.S. Credit Bond Index $20,000 $18,823( ) 18,000 $18,388( ) 16,000 14,000 $10,000 12,000 10,000 8,000 $9,525 6,000 4,000 $3,469( ) 2,000 0 9/30/99 9/30/00 9/30/01 9/30/02 9/30/03 9/30/04 9/30/05 9/30/06 9/30/07 9/30/08 9/30/09 Average Annual Total Returns of Class A Shares with Sales Charge of the Fund at 9/30/09 1-Year –68.68% 5-Year –22.87% 10-Year –10.05%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 16 for further information.
11 | OPPENHEIMER CHAMPION INCOME FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Champion Income Fund (Class B) Bank of America Merrill Lynch High Yield Master Index Barclays Capital U.S. Credit Bond Index $20,000 $18,823 ( ) 18,000 $18,388 ( ) 16,000 14,000 $10,000 12,000 10,000 8,000 6,000 4,000 $3,480( ) 2,000 0 9/30/99 9/30/00 9/30/01 9/30/02 9/30/03 9/30/04 9/30/05 9/30/06 9/30/07 9/30/08 9/30/09 Average Annual Total Returns of Class B Shares with Sales Charge of the Fund at 9/30/09 1-Year –68.79% 5-Year –22.93% 10-Year –10.02%
12 | OPPENHEIMER CHAMPION INCOME FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Champion Income Fund (Class C) Bank of America Merrill Lynch High Yield Master Index Barclays Capital U.S. Credit Bond Index $20,000 $18,823 ( ) 18,000 $18,388( ) 16,000 14,000 $10,000 12,000 10,000 8,000 6,000 4,000 ( ) $3,360 2,000 0 9/30/99 9/30/00 9/30/01 9/30/02 9/30/03 9/30/04 9/30/05 9/30/06 9/30/07 9/30/08 9/30/09 Average Annual Total Returns of Class C Shares with Sales Charge of the Fund at 9/30/09 1-Year –67.79% 5-Year –22.78% 10-Year –10.33%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 16 for further information.
13 | OPPENHEIMER CHAMPION INCOME FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Champion Income Fund (Class N) Bank of America Merrill Lynch High Yield Master Index Barclays Capital U.S. Credit Bond Index $20,000 18,000 $17,567 ( ) 16,000 $16,599 ( ) 14,000 $10,000 12,000 10,000 8,000 6,000 4,000 $3,342( ) 2,000 0 3/1/01 9/30/01 9/30/02 9/30/03 9/30/04 9/30/05 9/30/06 9/30/07 9/30/08 9/30/09 Average Annual Total Returns of Class N Shares with Sales Charge of the Fund at 9/30/09 1-Year –67.49% 5-Year –22.42% Since Inception (3/1/01) –11.99%
14 | OPPENHEIMER CHAMPION INCOME FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Champion Income Fund (Class Y) Bank of America Merrill Lynch High Yield Master Index Barclays Capital U.S. Credit Bond Index $16,000 14,000 $11,990( ) 12,000 $11,747( ) $10,000 10,000 8,000 6,000 4,000 $2,605 ( ) 2,000 0 9/1/06 9/30/07 9/30/08 9/30/09 Average Annual Total Returns of Class Y Shares of the Fund at 9/30/09 1-Year –67.09% 5-Year N/A Since Inception (9/1/06) –35.38%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 16 for further information.
15 | OPPENHEIMER CHAMPION INCOME FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 11/16/87. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
16 | OPPENHEIMER CHAMPION INCOME FUND

Class Y shares of the Fund were first publicly offered on 9/1/06. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
17 | OPPENHEIMER CHAMPION INCOME FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to
18 | OPPENHEIMER CHAMPION INCOME FUND

exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	April 1, 2009	September 30, 2009	September 30, 2009

Actual
Class A	$1,000.00	$1,311.10	$6.50
Class B	1,000.00	1,305.70	11.44
Class C	1,000.00	1,299.20	10.88
Class N	1,000.00	1,309.80	7.78
Class Y	1,000.00	1,317.20	2.67

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.45	5.69
Class B	1,000.00	1,015.19	10.00
Class C	1,000.00	1,015.64	9.54
Class N	1,000.00	1,018.35	6.80
Class Y	1,000.00	1,022.76	2.34
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 30, 2009 are as follows:

Class	Expense Ratios

Class A	1.12%
Class B	1.97
Class C	1.88
Class N	1.34
Class Y	0.46
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
19 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS September 30, 2009

	Principal
	Amount	Value
Asset-Backed Securities—0.0%
Goldman Sachs Asset Management CBO Ltd., Sub. Collateralized Bond Obligations, Series 1A, Cl. D, 6/13/11[1,2,3]	$5,101,557	$—
NC Finance Trust, CMO Pass-Through Certificates, Series 1999-I, Cl. ECFD, 2.55%, 1/25/29[2,4]	437,665	65,650

Total Asset-Backed Securities (Cost $3,181,602)		65,650

Corporate Bonds and Notes—88.1%

Consumer Discretionary—20.7%

Auto Components—0.9%
Allison Transmission, Inc., 11% Sr. Nts., 11/1/15[5]	4,455,000	4,388,175
Goodyear Tire & Rubber Co. (The), 9% Sr. Unsec. Nts., 7/1/15	1,036,000	1,080,030

		5,468,205

Automobiles—2.5%
Case New Holland, Inc., 7.125% Sr. Unsec. Nts., 3/1/14	3,640,000	3,585,400
Ford Motor Co., 7.45% Bonds, 7/16/31	5,280,000	4,303,200
Ford Motor Credit Co. LLC:
7.50% Sr. Unsec. Unsub. Nts., 8/1/12	2,380,000	2,286,997
8% Unsec. Nts., 6/1/14	4,625,000	4,450,513

		14,626,110

Diversified Consumer Services—0.4%
Service Corp. International:
6.75% Sr. Unsec. Nts., 4/1/15	1,095,000	1,078,575
7% Sr. Unsec. Unsub. Nts., 6/15/17[2]	1,055,000	1,033,900

		2,112,475

Hotels, Restaurants & Leisure—6.0%
CCM Merger, Inc., 8% Unsec. Nts., 8/1/13[2]	1,695,000	1,398,375
Greektown Holdings, Inc., 10.75% Sr. Nts., 12/1/13[1,5]	4,163,000	1,030,343
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18[5]	5,803,000	4,642,400
Harrah’s Operating Escrow LLC/Harrah’s Escrow Group, 11.25% Sr. Sec. Nts., 6/1/17[5]	1,585,000	1,636,513
Isle of Capri Casinos, Inc., 7% Sr. Unsec. Sub. Nts., 3/1/14	2,851,000	2,551,645
Las Vegas Sands Corp., 6.375% Sr. Unsec. Nts., 2/15/15	465,000	418,500
Mashantucket Pequot Tribe, 8.50% Bonds, Series A, 11/15/15[5]	7,280,000	2,675,400
MGM Mirage, Inc.:
6.75% Sr. Unsec. Nts., 4/1/13	1,285,000	1,081,006
8.50% Sr. Unsec. Nts., 9/15/10	825,000	822,938
Mohegan Tribal Gaming Authority, 6.125% Sr. Unsec. Sub. Nts., 2/15/13	1,610,000	1,340,325
Park Place Entertainment Corp., 7.875% Sr. Sub. Nts., 3/15/10	2,865,000	2,879,325
F1 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value
Hotels, Restaurants & Leisure Continued
Peninsula Gaming LLC:
8.375% Sr. Sec. Nts., 8/15/15[5]	$430,000	$432,150
10.75% Sr. Unsec. Nts., 8/15/17[5]	1,080,000	1,090,800
Pinnacle Entertainment, Inc.:
8.25% Sr. Unsec. Sub. Nts., 3/15/12	1,331,000	1,337,655
8.625% Sr. Nts., 8/1/17[5]	425,000	429,250
Pokagon Gaming Authority, 10.375% Sr. Nts., 6/15/14[5]	1,768,000	1,847,560
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[1,2,3]	3,900,000	—
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts., 2/1/14[1]	10,420,000	416,800
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16	2,565,000	2,359,800
Wendy’s/Arby’s Group, Inc., 10% Sr. Unsec. Nts., 7/15/16[5]	3,185,000	3,399,988
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625% Nts., 12/1/14	3,365,000	3,264,050

		35,054,823

Household Durables—1.4%
Jarden Corp., 7.50% Sr. Unsec. Sub. Nts., 5/1/17	3,775,000	3,690,063
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13	1,100,000	852,500
8.875% Sr. Sub. Nts., 4/1/12	3,100,000	2,619,500
Lennar Corp., 12.25% Sr. Unsec. Nts., 6/1/17	895,000	1,096,375

		8,258,438

Media—8.4%
Allbritton Communications Co., 7.75% Sr. Unsec. Sub. Nts., 12/15/12	2,370,000	2,239,650
AMC Entertainment, Inc., 8% Sr. Unsec. Sub. Nts., 3/1/14	2,960,000	2,871,200
American Media Operations, Inc.:
9% Sr. Unsec. Nts., 5/1/13[5]	13,609	8,574
12.02% Sr. Sub. Nts., 11/1/13[5]	4,552,242	2,867,912
Belo Corp.:
6.75% Sr. Unsec. Unsub. Nts., 5/30/13	225,000	212,344
7.75% Sr. Unsec. Unsub. Debs., 6/1/27	2,205,000	1,744,706
CCH I LLC/CCH I Capital Corp., 11% Sr. Sec. Nts., 10/1/15[1]	7,340,000	1,394,600
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp., 10.25% Sr. Unsec. Nts., 9/15/10[1,3]	4,400,000	4,972,000
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
8.375% Sr. Nts., Second Lien, 4/30/14[5]	495,000	507,375
12.875% Sr. Sec. Nts., 9/15/14[4,5]	470,000	511,125
Cinemark USA, Inc., 8.625% Sr. Nts., 6/15/19[5]	1,065,000	1,106,269
Lin Television Corp., 6.50% Sr. Sub. Nts., 5/15/13	7,220,000	6,570,200
Marquee Holdings, Inc., 9.505% Sr. Nts., 8/15/14[4]	1,270,000	1,057,275
Mediacom LLC/Mediacom Capital Corp., 9.125% Sr. Nts., 8/15/19[5]	2,810,000	2,901,325
F2 | OPPENHEIMER CHAMPION INCOME FUND

	Principal
	Amount	Value
Media Continued
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14[1,2]	$7,140,000	$18,564
6.875% Sr. Unsec. Sub. Nts., 10/1/13[1,2]	13,500,000	35,100
NTL Cable plc, 9.125% Sr. Nts., 8/15/16	815,000	841,488
Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub. Nts., 3/15/12	6,153,000	5,460,788
TL Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15[5]	2,970,000	2,821,500
Valassis Communications, Inc., 8.25% Sr. Unsec. Unsub. Nts., 3/1/15	3,560,000	3,208,450
Virgin Media Finance plc:
8.75% Sr. Unsec. Nts., 4/15/14	725,000	743,125
9.50% Sr. Bonds, 8/15/16	1,665,000	1,760,738
Warner Music Group Corp., 7.375% Sr. Sub. Bonds, 4/15/14	3,960,000	3,811,500
WMG Acquisition Corp., 9.50% Sr. Sec. Nts., 6/15/16[5]	1,110,000	1,176,600

		48,842,408

Specialty Retail—0.4%
Leslie’s Poolmart, Inc., 7.75% Sr. Unsec. Nts., 2/1/13[2]	2,050,000	2,060,250

Textiles, Apparel & Luxury Goods—0.7%
Levi Strauss & Co., 9.75% Sr. Unsec. Unsub. Nts., 1/15/15	4,005,000	4,185,225

Consumer Staples—6.8%

Beverages—0.7%
Cott Beverages USA, Inc., 8% Unsec. Sub. Nts., 12/15/11	3,945,000	3,940,069

Food & Staples Retailing—1.5%
Albertson’s, Inc., 8% Sr. Unsec. Debs., 5/1/31	4,115,000	3,713,788
Rite Aid Corp.:
7.50% Sr. Sec. Nts., 3/1/17	4,285,000	3,792,225
9.50% Sr. Unsec. Unsub. Nts., 6/15/17	1,695,000	1,381,425

		8,887,438

Food Products—4.3%
Chiquita Brands International, Inc.:
7.50% Sr. Unsec. Nts., 11/1/14	2,250,000	2,250,000
8.875% Sr. Unsec. Unsub. Nts., 12/1/15	2,145,000	2,220,075
Dean Foods Co., 7% Sr. Unsec. Unsub. Nts., 6/1/16	5,165,000	4,945,488
Del Monte Corp., 7.50% Sr. Sub. Nts., 10/15/19[5,6]	225,000	228,375
Dole Food Co., Inc.:
8% Sr. Sec. Nts., 10/1/16[5]	900,000	907,875
8.875% Sr. Unsec. Nts., 3/15/11	2,822,000	2,839,638
JBS USA LLC/JBS USA Finance, Inc., 11.625% Sr. Nts., 5/1/14[5]	2,555,000	2,759,400
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625% Sr. Sub. Nts., 4/1/17	5,345,000	5,485,306
Smithfield Foods, Inc., 7% Sr. Nts., 8/1/11	3,300,000	3,184,500

		24,820,657
F3 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value
Personal Products—0.3%
Elizabeth Arden, Inc., 7.75% Sr. Unsec. Sub. Nts., 1/15/14	$2,074,000	$1,980,670

Energy—13.0%

Energy Equipment & Services—1.3%
Helix Energy Solutions Group, Inc., 9.50% Sr. Unsec. Nts., 1/15/16[5]	3,445,000	3,462,225
Key Energy Services, Inc., 8.375% Sr. Unsec. Nts., 12/1/14	2,795,000	2,669,225
Pride International, Inc., 8.50% Sr. Nts., 6/15/19	1,250,000	1,381,250

		7,512,700

Oil, Gas & Consumable Fuels—11.7%
Arch Coal, Inc., 8.75% Sr. Nts., 8/1/16[5]	2,755,000	2,851,425
Atlas Energy Resources LLC, 10.75% Sr. Nts., 2/1/18[5]	4,355,000	4,540,088
Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts., 12/15/15	1,975,000	1,599,750
Berry Petroleum Co.:
8.25% Sr. Sub. Nts., 11/1/16	1,670,000	1,611,550
10.25% Sr. Unsec. Nts., 6/1/14	2,473,000	2,652,293
Bill Barrett Corp., 9.875% Sr. Nts., 7/15/16	2,245,000	2,374,088
Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16	4,550,000	4,333,875
Cimarex Energy Co., 7.125% Sr. Nts., 5/1/17	1,241,000	1,160,335
Concho Resources, Inc., 8.625% Sr. Unsec. Nts., 10/1/17	680,000	700,400
Continental Resources, Inc., 8.25% Sr. Unsec. Nts., 10/1/19[5]	560,000	578,200
Denbury Resources, Inc., 7.50% Sr. Sub. Nts., 12/15/15	3,996,000	3,986,010
Enterprise Products Operating LLP, 8.375% Jr. Sub. Nts., 8/1/66[4]	5,090,000	4,765,151
Forest Oil Corp.:
7.25% Sr. Unsec. Nts., 6/15/19[5]	1,865,000	1,753,100
8.50% Sr. Nts., 2/15/14[5]	3,340,000	3,381,750
Mariner Energy, Inc., 11.75% Sr. Unsec. Nts., 6/30/16	2,410,000	2,608,825
Massey Energy Co., 6.875% Sr. Unsec. Nts., 12/15/13	4,350,000	4,219,500
Newfield Exploration Co., 6.625% Sr. Unsec. Unsub. Nts., 4/15/16	2,240,000	2,206,400
North American Energy Alliance LLC, 10.875% Sr. Sec. Nts., 6/1/16[5]	1,580,000	1,635,300
Petrohawk Energy Corp., 10.50% Sr. Nts., 8/1/14[5]	2,670,000	2,883,600
Pioneer Natural Resources Co.:
6.65% Sr. Unsec. Nts., 3/15/17	535,000	511,912
6.875% Sr. Unsec. Unsub. Nts., 5/1/18	775,000	743,654
Plains Exploration & Production Co. 10% Sr. Unsec. Nts., 3/1/16	3,795,000	4,108,088
Quicksilver Resources, Inc.:
7.125% Sr. Sub. Nts., 4/1/16	1,970,000	1,718,825
8.25% Sr. Unsec. Nts., 8/1/15	1,245,000	1,220,100
11.75% Sr. Nts., 1/1/16	2,340,000	2,591,550
SandRidge Energy, Inc., 9.875% Sr. Unsec. Nts., 5/15/16[5]	2,350,000	2,461,625
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18[5]	2,040,000	2,070,600
Western Refining, Inc., 11.25% Sr. Sec. Nts., 6/15/17[5]	2,945,000	2,797,750

		68,065,744
F4 | OPPENHEIMER CHAMPION INCOME FUND

	Principal
	Amount	Value
Financials—2.1%

Consumer Finance—0.8%
SLM Corp., 4.50% Nts., Series A, 7/26/10	$4,865,000	$4,728,459

Diversified Financial Services—0.4%
GMAC LLC, 8% Sr. Unsec. Unsub. Nts., 11/1/31[5]	2,780,000	2,265,700

Insurance—0.9%
Multiplan, Inc., 10.375% Sr. Sub. Nts., 4/15/16[2]	5,125,000	4,971,250

Health Care—7.6%

Health Care Equipment & Supplies—1.4%
Biomet, Inc., 10.375% Sr. Unsec. Nts., 10/15/17[7]	5,005,000	5,342,838
Inverness Medical Innovations, Inc., 7.875% Sr. Nts., 2/1/16[5]	1,605,000	1,556,850
Universal Hospital Services, Inc., 8.50% Sr. Sec. Nts., 6/1/15[7]	1,445,000	1,423,325

		8,323,013

Health Care Providers & Services—5.7%
Apria Healthcare Group, Inc.:
11.25% Sr. Sec. Nts., 11/1/14[5]	2,595,000	2,802,600
12.375% Sr. Sec. Nts., 11/1/14[5]	1,365,000	1,463,963
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15[7]	1,745,000	1,526,875
Community Health Systems, Inc., 8.875% Sr. Unsec. Nts., 7/15/15	4,135,000	4,248,713
HCA, Inc.:
6.375% Nts., 1/15/15	3,835,000	3,432,325
8.50% Sr. Sec. Nts., 4/15/19[5]	810,000	850,500
HEALTHSOUTH Corp., 10.75% Sr. Unsec. Nts., 6/15/16	4,915,000	5,357,350
Select Medical Corp., 7.625% Sr. Unsec. Sub. Nts., 2/1/15	5,650,000	5,318,063
Tenet Healthcare Corp., 7.375% Nts., 2/1/13	1,485,000	1,477,575
US Oncology Holdings, Inc., 5.592% Sr. Unsec. Nts., 3/15/12[2,4,7]	2,061,000	1,803,375
US Oncology, Inc., 9.125% Sr. Sec. Nts., 8/15/17[5]	1,320,000	1,395,900
Vanguard Health Holding Co. I LLC, 0%/11.25% Sr. Nts., 10/1/15[8]	3,205,000	3,349,225

		33,026,464

Pharmaceuticals—0.5%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14	2,700,000	2,774,250

Industrials—9.9%

Aerospace & Defense—2.1%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	3,090,000	2,997,300
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	4,915,000	5,050,163
TransDigm, Inc., 7.75% Nts., 7/15/14[5,6]	1,050,000	1,019,813
Vought Aircraft Industries, Inc., 8% Sr. Nts., 7/15/11	2,915,000	2,900,425

		11,967,701
F5 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value
Airlines—1.6%
American Airlines Pass Through Trust 2001-2, 7.858% Pass-Through Certificates, Series 2001-2, Cl. A-2, 10/1/11[2]	$3,105,000	$3,101,119
American Airlines Pass Through Trust 2009-1A, 10.375% Pass-Through Certificates, Series 2009-1A, 7/2/19[2]	1,130,000	1,224,638
American Airlines, Inc., 10.50% Sr. Sec. Nts., 10/15/12[2,6]	1,700,000	1,738,250
Delta Air Lines, Inc.:
9.50% Sr. Sec. Nts., 9/15/14	680,000	679,150
12.25% Sr. Sec. Nts., 3/15/15[5]	2,940,000	2,756,250

		9,499,407

Building Products—0.2%
USG Corp., 9.75% Sr. Unsec. Nts., 8/1/14[5]	1,285,000	1,349,250

Commercial Services & Supplies—2.0%
Acco Brands Corp., 10.625% Sr. Sec. Nts., 3/15/15[5]	675,000	708,750
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05[1,2,3]	4,000,000	—
Aramark Services, Inc., 8.50% Sr. Unsec. Nts., 2/1/15	1,205,000	1,221,569
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	2,000,000	2,075,000
Iron Mountain, Inc.:
7.75% Sr. Sub. Nts., 1/15/15	1,350,000	1,366,875
8.375% Sr. Sub. Bonds, 8/15/21	1,320,000	1,366,200
West Corp., 9.50% Sr. Unsec. Nts., 10/15/14	4,935,000	4,860,975

		11,599,369

Machinery—1.0%
Manitowoc Co., Inc. (The), 7.125% Sr. Nts., 11/1/13	3,340,000	2,905,800
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	3,475,000	3,205,688

		6,111,488

Professional Services—0.4%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[5]	2,845,000	2,418,250

Road & Rail—1.5%
Avis Budget Car Rental LLC, 7.625% Sr. Unsec. Unsub. Nts., 5/15/14	4,430,000	4,009,150
Hertz Corp., 10.50% Sr. Unsec. Sub. Nts., 1/1/16	3,140,000	3,281,300
RailAmerica, Inc., 9.25% Sr. Sec. Nts., 7/1/17[5]	1,265,000	1,331,413

		8,621,863

Trading Companies & Distributors—1.1%
RSC Equipment Rental, Inc.:
9.50% Sr. Unsec. Nts., 12/1/14	2,900,000	2,813,000
10% Sr. Sec. Nts., 7/15/17[5]	695,000	750,600
United Rentals, Inc., 7% Sr. Sub. Nts., 2/15/14	3,215,000	2,813,125

		6,376,725
F6 | OPPENHEIMER CHAMPION INCOME FUND

	Principal
	Amount	Value
Information Technology—5.1%

Computers & Peripherals—0.8%
Seagate Technology International, 10% Sr. Sec. Nts., 5/1/14[5]	$4,445,000	$4,878,388

Electronic Equipment & Instruments—1.8%
Flextronics International Ltd., 6.50% Sr. Unsec. Sub. Nts., 5/15/13	3,182,000	3,118,360
RBS Global, Inc./Rexnord Corp., 11.75% Sr. Unsec. Sub. Nts., 8/1/16	3,125,000	2,843,750
Sanmina-SCI Corp., 8.125% Sr. Sub. Nts., 3/1/16	4,800,000	4,512,000

		10,474,110

IT Services—2.0%
First Data Corp., 9.875% Sr. Unsec. Nts., 9/24/15	3,445,000	3,199,544
Sabre Holdings Corp., 7.35% Sr. Unsec. Unsub. Nts., 8/1/11	2,000,000	2,005,000
SunGard Data Systems, Inc.:
9.125% Sr. Unsec. Nts., 8/15/13	4,286,000	4,350,290
10.25% Sr. Unsec. Sub. Nts., 8/15/15	1,784,000	1,828,600

		11,383,434

Semiconductors & Semiconductor Equipment—0.5%
Amkor Technology, Inc., 9.25% Sr. Unsec. Nts., 6/1/16	2,655,000	2,747,925

Materials—9.5%

Chemicals—2.7%
Hexion US Finance Corp./Hexion Nova Scota Finance ULC, 9.75% Sr. Sec. Nts., 11/15/14	1,765,000	1,526,725
Huntsman International LLC:
5.50% Sr. Unsec. Nts., 6/30/16[5]	1,120,000	957,600
7.375% Sr. Unsub. Nts., 1/15/15	3,850,000	3,513,125
7.875% Sr. Unsec. Sub. Nts., 11/15/14	135,000	126,563
Momentive Performance Materials, Inc., 11.50% Sr. Unsec. Sub. Nts., 12/1/16	9,920,000	6,596,800
Nalco Co., 8.875% Unsec. Sub. Nts., 11/15/13	1,581,000	1,632,383
PolyOne Corp., 8.875% Sr. Unsec. Nts., 5/1/12	1,240,000	1,258,600

		15,611,796

Containers & Packaging—3.2%
Berry Plastics Holding Corp., 8.875% Sr. Sec. Nts., 9/15/14	5,770,000	5,524,775
Crown Americas, Inc., 7.75% Sr. Nts., 11/15/15	1,710,000	1,748,475
Graham Packaging Co., Inc.:
8.50% Sr. Unsec. Nts., 10/15/12	2,285,000	2,319,275
9.875% Sr. Unsec. Sub. Nts., 10/15/14	3,480,000	3,593,100
Graphic Packaging International, Inc.:
9.50% Sr. Nts., 6/15/17[5]	1,860,000	1,985,550
9.50% Sr. Unsec. Nts., 6/15/17[5]	3,425,000	3,656,188

		18,827,363
F7 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value
Metals & Mining—2.6%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	$3,850,000	$4,101,147
Novelis, Inc.:
7.25% Sr. Unsec. Nts., 2/15/15[4]	4,140,000	3,601,800
11.50% Sr. Unsec. Nts., 2/15/15[5]	880,000	893,200
Steel Dynamics, Inc., 7.375% Sr. Unsec. Unsub. Nts., 11/1/12	2,230,000	2,263,450
Teck Resources Ltd., 10.25% Sr. Sec. Nts., 5/15/16	3,465,000	3,932,775

		14,792,372

Paper & Forest Products—1.0%
Georgia-Pacific LLC:
7.70% Debs., 6/15/15	1,225,000	1,243,375
8.25% Sr. Unsec. Nts., 5/1/16[5]	3,270,000	3,408,975
PE Paper Escrow GmbH, 12% Sr. Sec. Nts., 8/1/14[5]	1,275,000	1,379,526

		6,031,876

Telecommunication Services—8.4%

Diversified Telecommunication Services—3.6%
Cincinnati Bell, Inc., 8.25% Sr. Nts., 10/15/17[6]	2,100,000	2,069,802
Citizens Communications Co., 6.25% Sr. Nts., 1/15/13	5,415,000	5,333,775
Intelsat Subsidiary Holding Co. Ltd., 8.50% Sr. Unsec. Nts., 1/15/13[5]	2,280,000	2,319,900
PAETEC Holding Corp., 9.50% Sr. Unsec. Unsub. Nts., 7/15/15	2,810,000	2,564,125
Pratama Datakom Asia BV, 12.75% Gtd. Nts., 7/15/05[1,2,3]	8,000,000	—
Qwest Corp., 8.875% Unsec. Unsub. Nts., 3/15/12	2,705,000	2,860,538
Windstream Corp.:
7.875% Sr. Nts., 11/1/17[2,6]	805,000	801,981
8.125% Sr. Unsec. Unsub. Nts., 8/1/13	3,365,000	3,474,363
8.625% Sr. Unsec. Unsub. Nts., 8/1/16	1,455,000	1,495,013
Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10[1,2,3]	4,500,000	—

		20,919,497

Wireless Telecommunication Services—4.8%
American Tower Corp., 7.25% Sr. Unsec. Nts., 5/15/19[5]	4,090,000	4,222,925
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75% Sr. Sec. Nts., 5/1/17[5]	3,000,000	3,120,000
Cricket Communications, Inc., 7.75% Sr. Sec. Nts., 5/15/16[5]	2,760,000	2,815,200
MetroPCS Wireless, Inc., 9.25% Sr. Unsec. Nts., 11/1/14	1,315,000	1,351,163
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15	5,710,000	5,153,275
SBA Telecommunications, Inc.:
8% Sr. Nts., 8/15/16[5]	1,775,000	1,823,813
8.25% Sr. Nts., 8/15/19[5]	845,000	874,575
Sprint Capital Corp., 8.75% Nts., 3/15/32	9,350,000	8,882,500
Teligent, Inc., 11.50% Sr. Nts., 12/1/08[1,2,3]	4,550,000	—

		28,243,451
F8 | OPPENHEIMER CHAMPION INCOME FUND

	Principal
	Amount	Value
Utilities—5.0%

Electric Utilities—1.6%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	$5,435,000	$4,565,400
Energy Future Holdings Corp., 10.875% Sr. Unsec. Nts., 11/1/17	4,935,000	3,750,600
Texas Competitive Electric Holdings Co. LLC, 10.25% Sr. Unsec. Nts., Series A, 11/1/15	1,930,000	1,399,250

		9,715,250

Energy Traders—3.4%
AES Corp. (The), 8% Sr. Unsec. Unsub. Nts., 10/15/17	1,135,000	1,147,769
Dynegy Holdings, Inc., 8.375% Sr. Unsec. Nts., 5/1/16	5,635,000	5,296,900
Mirant North America LLC, 7.375% Sr. Unsec. Nts., 12/31/13	2,090,000	2,090,000
NRG Energy, Inc.:
7.375% Sr. Nts., 1/15/17	1,815,000	1,760,550
7.375% Sr. Nts., 2/1/16	2,890,000	2,803,300
8.50% Sr. Unsec. Nts., 6/15/19	2,305,000	2,319,406
Reliant Energy, Inc., 7.625% Sr. Unsec. Unsub. Nts., 6/15/14	4,345,000	4,285,237

		19,703,162

Total Corporate Bonds and Notes (Cost $534,956,131)		513,177,025

Loan Participations—1.1%
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 7/20/15[4] (Cost $5,651,692)	6,270,000	6,301,350

	Shares
Preferred Stocks—0.0%
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.[2,3,7]	247,589	—
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg.[2,3]	43,000	—
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.[2,3,7]	3,728	—

Total Preferred Stocks (Cost $11,634,686)		—

Common Stocks—0.7%
American Media, Inc.[2,3]	72,268	723
Charter Communications, Inc.[3]	166,887	3,995,166
Global Aero Logistics, Inc.[2,3]	45,938	45,938
Orbcomm, Inc.[3]	12,519	34,052
Premier Holdings Ltd.[2,3]	288,828	—

Total Common Stocks (Cost $5,263,117)		4,075,879
F9 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Units	Value
Rights, Warrants and Certificates—0.0%
AboveNet, Inc. Wts., Strike Price $24, Exp. 9/8/10[3]	119	$8,330
Global Aero Logistics, Inc. Wts., Strike Price $10, Exp. 2/28/11[2,3]	5,633	56

Total Rights, Warrants and Certificates (Cost $42,773)		8,386

	Shares
Investment Companies—9.1%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[9,10]	248,327	248,327
Oppenheimer Institutional Money Market Fund, Cl. E, 0.27%[9,11]	52,648,302	52,648,302

Total Investment Companies (Cost $52,896,629)		52,896,629

Total Investments, at Value (Cost $613,626,630)	99.0%	576,524,919

Other Assets Net of Liabilities	1.0	5,908,032

Net Assets	100.0%	$582,432,951

Footnotes to Statement of Investments
1. Issue is in default. See Note 1 of accompanying Notes.
2. Illiquid security. The aggregate value of illiquid securities as of September 30, 2009 was $18,299,169, which represents 3.14% of the Fund’s net assets. See Note 6 of accompanying Notes.
3. Non-income producing security.
4. Represents the current interest rate for a variable or increasing rate security.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $118,790,251 or 20.40% of the Fund’s net assets as of September 30, 2009.
6. When-issued security or delayed delivery to be delivered and settled after September 30, 2009. See Note 1 of accompanying Notes.
7. Interest or dividend is paid-in-kind, when applicable.
8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
9. Rate shown is the 7-day yield as of September 30, 2009.
10. Interest rate is less than 0.0005%.
11. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	September 30, 2008	Additions	Reductions	September 30, 2009

Oppenheimer Institutional Money Market Fund, Cl. E	55,037,109	1,478,169,845	1,480,558,652	52,648,302

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$52,648,302	$1,400,936
F10 | OPPENHEIMER CHAMPION INCOME FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end.
These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$65,650	$—	$65,650
Corporate Bonds and Notes	—	512,157,212	1,019,813	513,177,025
Loan Participations	—	6,301,350	—	6,301,350
Preferred Stocks	—	—	—	—
Common Stocks	34,052	3,995,889	45,938	4,075,879
Rights, Warrants and Certificates	8,330	—	56	8,386
Investment Companies	52,896,629	—	—	52,896,629

Total Investments, at value	52,939,011	522,520,101	1,065,807	576,524,919
Other Financial Instruments:
Depreciated swaps, at value	—	1,754,467	—	1,754,467

Total Assets	$52,939,011	$524,274,568	$1,065,807	$578,279,386

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
F11 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts as of September 30, 2009 are as follows:

Reference			Pay/		Upfront
Entity/	Buy/Sell	Notional	Receive		Payment
Swap	Credit	Amount	Fixed	Termination	Received/		Unrealized
Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	Depreciation

CDX North America High Yield Index, Series 12:
Credit Suisse International	Buy	$11,280	5%	6/20/14	$(1,348,900)	$751,915	$596,985
JPMorgan Chase Bank NA, NY Branch	Buy	7,520	5	6/20/14	(902,922)	501,276	401,646
Morgan Stanley & Co. International Ltd.	Buy	7,520	5	6/20/14	(908,666)	501,276	407,390

	Total	26,320			(3,160,488)	1,754,467	1,406,021

		Grand Total Buys			(3,160,488)	1,754,467	1,406,021
		Grand Total Sells			—	—	—

		Total Credit Default Swaps			$(3,160,488)	$1,754,467	$1,406,021

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of September 30, 2009 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)	Value

Credit Suisse International	Credit Default Buy Protection	$11,280	$751,915
JPMorgan Chase Bank NA, NY Branch	Credit Default Buy Protection	7,520	501,276
Morgan Stanley & Co. International Ltd.	Credit Default Buy Protection	7,520	501,276

	Total Swaps		$1,754,467

See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009

Assets

Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $560,978,328)	$523,876,617
Affiliated companies (cost $52,648,302)	52,648,302

576,524,919
Depreciated swaps, at value (upfront payments paid $3,160,488)	1,754,467
Cash	561,000
Receivables and other assets:
Interest, dividends and principal paydowns	12,350,268
Investments sold	9,207,019
Shares of beneficial interest sold	1,294,600
Other	46,604

Total assets	601,738,877

Liabilities

Payables and other liabilities:
Investments purchased (including $5,822,137 purchased on a when-issued or delayed delivery basis)	15,226,682
Shares of beneficial interest redeemed	2,575,259
Dividends	908,115
Distribution and service plan fees	258,293
Transfer and shareholder servicing agent fees	136,636
Shareholder communications	107,434
Trustees’ compensation	38,442
Other	55,065

Total liabilities	19,305,926

Net Assets	$582,432,951

Composition of Net Assets
Par value of shares of beneficial interest	$324,648
Additional paid-in capital	2,465,183,799
Accumulated net investment loss	(6,673,923)
Accumulated net realized loss on investments and foreign currency transactions	(1,837,893,841)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(38,507,732)

Net Assets	$582,432,951

F13 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $361,169,394 and 201,102,086 shares of beneficial interest outstanding)	$1.80
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$1.89

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,660,963 and 10,938,564 shares of beneficial interest outstanding)	$1.80

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $62,634,627 and 34,950,203 shares of beneficial interest outstanding)	$1.79

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,360,373 and 5,211,494 shares of beneficial interest outstanding)	$1.80

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $129,607,594 and 72,445,840 shares of beneficial interest outstanding)	$1.79
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2009

Investment Income

Interest	$82,409,556
Dividends:
Unaffiliated companies	189,943
Affiliated companies	1,400,936
Fee income	41,821

Total investment income	84,042,256

Expenses

Management fees	3,930,882
Distribution and service plan fees:
Class A	861,397
Class B	258,559
Class C	582,229
Class N	50,684
Transfer and shareholder servicing agent fees:
Class A	2,431,553
Class B	390,236
Class C	455,719
Class N	133,430
Class Y	37,259
Shareholder communications:
Class A	227,010
Class B	35,530
Class C	40,107
Class N	4,605
Class Y	363
Trustees’ compensation	31,589
Custodian fees and expenses	3,886
Other	329,450

Total expenses	9,804,488
Less reduction to custodian expenses	(1,928)
Less waivers and reimbursements of expenses	(2,792,178)

Net expenses	7,010,382

Net Investment Income	77,031,874
F15 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments from unaffiliated companies	$(734,367,055)
Closing and expiration of futures contracts	5,231,409
Foreign currency transactions	4,184,302
Short positions	(33,958)
Swap contracts	(1,003,030,988)

Net realized loss	(1,728,016,290)
Net change in unrealized appreciation (depreciation) on:
Investments	385,422,335
Translation of assets and liabilities denominated in foreign currencies	(4,364,981)
Futures contracts	1,146,653
Swap contracts	238,389,590

Net change in unrealized depreciation	620,593,597

Net Decrease in Net Assets Resulting from Operations	$(1,030,390,819)

See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2009	2008

Operations

Net investment income	$77,031,874	$165,848,986
Net realized loss	(1,728,016,290)	(237,202,261)
Net change in unrealized depreciation	620,593,597	(579,042,774)

Net decrease in net assets resulting from operations	(1,030,390,819)	(650,396,049)

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	—	(512,518)
Class B	—	(49,337)
Class C	—	(70,931)
Class N	—	(12,710)
Class Y	—	(114,359)

	—	(759,855)

Tax return of capital distribution from net investment income:
Class A	(45,416,838)	(111,365,325)
Class B	(3,198,325)	(10,720,465)
Class C	(6,904,384)	(15,412,555)
Class N	(1,266,533)	(2,761,770)
Class Y	(20,259,873)	(24,849,243)

	(77,045,953)	(165,109,358)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	42,371,868	(195,904,604)
Class B	(10,620,070)	(89,984,408)
Class C	12,523,994	(31,263,435)
Class N	1,863,378	(7,525,043)
Class Y	60,439,518	170,949,840

	106,578,688	(153,727,650)

Net Assets

Total decrease	(1,000,858,084)	(969,992,912)
Beginning of period	1,583,291,035	2,553,283,947

End of period (including accumulated net investment income (loss) of $(6,673,923) and $232,186,401, respectively)	$582,432,951	$1,583,291,035

See accompanying Notes to Financial Statements.
F17 | OPPENHEIMER CHAMPION INCOME FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$6.26	$9.36	$9.32	$9.40	$9.50

Income (loss) from investment operations:
Net investment income[1]	.25	.63	.65	.64	.62
Net realized and unrealized gain (loss)	(4.45)	(3.10)	.04	(.08)	(.09)

Total from investment operations	(4.20)	(2.47)	.69	.56	.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	— [2]	(.65)	(.64)	(.63)
Tax return of capital distribution from net investment income	(.26)	(.63)	—	—	—

Total dividends and/or distributions to shareholders	(.26)	(.63)	(.65)	(.64)	(.63)

Net asset value, end of period	$1.80	$6.26	$9.36	$9.32	$9.40

Total Return, at Net Asset Value[3]	(67.12)%	(27.70)%	7.51%	6.12%	5.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$361,169	$1,035,629	$1,772,880	$886,223	$936,925

Average net assets (in thousands)	$354,862	$1,471,385	$1,851,296	$904,474	$992,935

Ratios to average net assets:[4]
Net investment income	12.80%	7.60%	6.86%	6.84%	6.52%
Total expenses	1.72%[5]	1.04%[5]	1.00%[5]	1.11%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.21%	1.04%	0.99%	1.11%	1.08%

Portfolio turnover rate	67%[6]	73%[6]	49%[6]	64%	53%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2009	1.74%
Year Ended September 30, 2008	1.04%
Year Ended September 30, 2007	1.01%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$29,081,972	$39,133,713
Year Ended September 30, 2008	$154,007,750	$136,228,947
Year Ended September 30, 2007	$132,979,285	$140,757,346
See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER CHAMPION INCOME FUND

Class B Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$6.25	$9.34	$9.31	$9.39	$9.49
Income (loss) from investment operations:
Net investment income[1]	.25	.56	.58	.57	.55
Net realized and unrealized gain (loss)	(4.46)	(3.09)	.02	(.09)	(.10)

Total from investment operations	(4.21)	(2.53)	.60	.48	.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	— [2]	(.57)	(.56)	(.55)
Tax return of capital distribution from net investment income	(.24)	(.56)	—	—	—

Total dividends and/or distributions to shareholders	(.24)	(.56)	(.57)	(.56)	(.55)

Net asset value, end of period	$1.80	$6.25	$9.34	$9.31	$9.39

Total Return, at Net Asset Value[3]	(67.35)%	(28.28)%	6.57%	5.33%	4.87%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,661	$93,848	$239,673	$202,567	$297,056

Average net assets (in thousands)	$25,683	$160,611	$298,233	$242,063	$362,813

Ratios to average net assets:[4]
Net investment income	12.45%	6.70%	6.08%	6.09%	5.75%
Total expenses	3.38%[5]	1.87%[5]	1.79%[5]	1.87%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.07%	1.87%	1.78%	1.87%	1.82%

Portfolio turnover rate	67%[6]	73%[6]	49%[6]	64%	53%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2009	3.40%
Year Ended September 30, 2008	1.87%
Year Ended September 30, 2007	1.80%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$29,081,972	$39,133,713
Year Ended September 30, 2008	$154,007,750	$136,228,947
Year Ended September 30, 2007	$132,979,285	$140,757,346
See accompanying Notes to Financial Statements.
F19 | OPPENHEIMER CHAMPION INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$6.25	$9.35	$9.31	$9.39	$9.49

Income (loss) from investment operations:
Net investment income[1]	.23	.57	.57	.57	.55
Net realized and unrealized gain (loss)	(4.45)	(3.10)	.04	(.08)	(.10)

Total from investment operations	(4.22)	(2.53)	.61	.49	.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	— [2]	(.57)	(.57)	(.55)
Tax return of capital distribution from net investment income	(.24)	(.57)	—	—	—

Total dividends and/or distributions to shareholders	(.24)	(.57)	(.57)	(.57)	(.55)

Net asset value, end of period	$1.79	$6.25	$9.35	$9.31	$9.39

Total Return, at Net Asset Value[3]	(67.51)%	(28.32)%	6.69%	5.34%	4.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,635	$160,353	$275,373	$187,917	$218,850

Average net assets (in thousands)	$58,009	$227,183	$295,414	$199,183	$237,000

Ratios to average net assets:[4]
Net investment income	11.90%	6.81%	6.08%	6.09%	5.77%
Total expenses	2.59%[5]	1.83%[5]	1.78%[5]	1.86%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.97%	1.83%	1.77%	1.86%	1.82%

Portfolio turnover rate	67%[6]	73%[6]	49%[6]	64%	53%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2009	2.61%
Year Ended September 30, 2008	1.83%
Year Ended September 30, 2007	1.79%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$29,081,972	$39,133,713
Year Ended September 30, 2008	$154,007,750	$136,228,947
Year Ended September 30, 2007	$132,979,285	$140,757,346
See accompanying Notes to Financial Statements.
F20 | OPPENHEIMER CHAMPION INCOME FUND

Class N Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$6.26	$9.36	$9.32	$9.41	$9.51

Income (loss) from investment operations:
Net investment income[1]	.24	.60	.61	.60	.58
Net realized and unrealized gain (loss)	(4.45)	(3.10)	.04	(.09)	(.09)

Total from investment operations	(4.21)	(2.50)	.65	.51	.49

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	— [2]	(.61)	(.60)	(.59)
Tax return of capital distribution from net investment income	(.25)	(.60)	—	—	—

Total dividends and/or distributions to shareholders	(.25)	(.60)	(.61)	(.60)	(.59)

Net asset value, end of period	$1.80	$6.26	$9.36	$9.32	$9.41

Total Return, at Net Asset Value[3]	(67.20)%	(28.00)%	7.05%	5.62%	5.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,360	$26,709	$48,347	$31,626	$30,491

Average net assets (in thousands)	$10,099	$38,585	$49,180	$30,578	$30,252

Ratios to average net assets:[4]
Net investment income	12.54%	7.19%	6.42%	6.46%	6.12%
Total expenses	2.59%[5]	1.54%[5]	1.45%[5]	1.57%	1.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.45%	1.42%	1.48%	1.48%

Portfolio turnover rate	67%[6]	73%[6]	49%[6]	64%	53%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2009	2.61%
Year Ended September 30, 2008	1.54%
Year Ended September 30, 2007	1.46%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$29,081,972	$39,133,713
Year Ended September 30, 2008	$154,007,750	$136,228,947
Year Ended September 30, 2007	$132,979,285	$140,757,346
See accompanying Notes to Financial Statements.
F21 | OPPENHEIMER CHAMPION INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended September 30,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$6.26	$9.36	$9.32	$9.28

Income (loss) from investment operations:
Net investment income[2]	.26	.67	.68	.05
Net realized and unrealized gain (loss)	(4.46)	(3.10)	.04	.05

Total from investment operations	(4.20)	(2.43)	.72	.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	— [3]	(.68)	(.06)
Tax return of capital distribution from net investment income	(.27)	(.67)	—	—

Total dividends and/or distributions to shareholders	(.27)	(.67)	(.68)	(.06)

Net asset value, end of period	$1.79	$6.26	$9.36	$9.32

Total Return, at Net Asset Value[4]	(67.09)%	(27.39)%	7.90%	1.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$129,608	$266,752	$217,011	$2,458

Average net assets (in thousands)	$145,168	$308,019	$171,898	$1,058

Ratios to average net assets:[5]
Net investment income	13.95%	8.10%	7.21%	7.65%
Total expenses	0.75%[6]	0.61%[6]	0.63%[6]	0.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.61%	0.61%	0.62%	0.63%

Portfolio turnover rate	67%[7]	73%[7]	49%[7]	64%

1.	For the period from September 1, 2006 (inception of offering) to September 30, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2009	0.77%
Year Ended September 30, 2008	0.61%
Year Ended September 30, 2007	0.64%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$29,081,972	$39,133,713
Year Ended September 30, 2008	$154,007,750	$136,228,947
Year Ended September 30, 2007	$132,979,285	$140,757,346
See accompanying Notes to Financial Statements.
F22 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Champion Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s primary investment objective is to seek a high level of current income by investing mainly in a diversified portfolio of high-yield, lower-grade, fixed-income securities that the Fund’s investment manager, OppenheimerFunds, Inc. (the “Manager”), believes does not involve undue risk. The Fund’s secondary objective is to seek capital growth when that is consistent with its primary objective.
      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Prior to January 1, 2009, the Fund assessed a 2% fee on the proceeds of fund shares that were redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which was retained by the Fund, is accounted for as an addition to paid-in capital.
      The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
      Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
F23 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
      Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
      Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
      Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
      Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
      “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
      In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
      There have been no significant changes to the fair valuation methodologies during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery”
F24 | OPPENHEIMER CHAMPION INCOME FUND

basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of September 30, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$5,822,137
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
      Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
F25 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Securities Sold Short. The Fund may short sell when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out.
      As of September 30, 2009, the Fund held no securities sold short.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of September 30, 2009 is as follows:

Cost	$53,632,090
Market Value	$7,867,407
Market Value as a % of Net Assets	1.35%
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
      Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of
F26 | OPPENHEIMER CHAMPION INCOME FUND

Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5]	Tax Purposes
| | |
$—	$—	$1,836,511,143	$39,175,860

1.	As of September 30, 2009, the Fund had $686,471,686 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2009, details of the capital loss carryforwards were as follows:

Expiring
|
2010	$130,906,727
2011	235,839,091
2012	63,585,840
2017	256,140,028

Total	$686,471,686

2.	As of September 30, 2009, the Fund had $1,150,039,457 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended September 30, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended September 30, 2008, the Fund utilized $769,855 of capital loss carryforward to offset capital gains realized in that fiscal year.

5.	During the fiscal year ended September 30, 2009, $76,122,414 of unused capital loss carryforward expired.
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NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
	Reduction to	Accumulated Net
Reduction to	Accumulated Net	Realized Loss
Paid-in Capital	Investment Income	on Investments

$275,706,727	$238,846,245	$514,552,972
The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 was as follows:

	Year Ended	Year Ended
	September 30,	September 30,
	2009	2008

Distributions paid from:
Ordinary income	$—	$759,855
Return of capital	77,045,953	165,109,358

Total	$77,045,953	$165,869,213

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$615,700,777
Federal tax cost of other investments	1,754,470

Total federal tax cost	$617,455,247

Gross unrealized appreciation	$37,193,536
Gross unrealized depreciation	(76,369,396)

Net unrealized depreciation	$(39,175,860)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts
F28 | OPPENHEIMER CHAMPION INCOME FUND

are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
F29 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	116,258,837	$203,020,191	36,922,215	$313,078,635
Dividends and/or distributions reinvested	16,928,796	32,078,684	9,873,252	80,316,826
Redeemed	(97,604,709)	(192,727,007)[1]	(70,781,429)	(589,300,065)[2]

Net increase (decrease)	35,582,924	$42,371,868	(23,985,962)	$(195,904,604)

Class B
Sold	4,951,631	$9,193,412	2,545,551	$21,362,251
Dividends and/or distributions reinvested	1,252,056	2,417,721	953,822	7,811,048
Redeemed	(10,280,975)	(22,231,203)[1]	(14,130,796)	(119,157,707)[2]

Net decrease	(4,077,288)	$(10,620,070)	(10,631,423)	$(89,984,408)

Class C
Sold	22,356,027	$39,382,295	3,969,774	$33,346,350
Dividends and/or distributions reinvested	2,801,166	5,237,732	1,413,586	11,472,698
Redeemed	(15,863,232)	(32,096,033)[1]	(9,193,796)	(76,082,483)[2]

Net increase (decrease)	9,293,961	$12,523,994	(3,810,436)	$(31,263,435)

Class N
Sold	4,067,624	$7,312,538	1,087,218	$9,135,020
Dividends and/or distributions reinvested	618,082	1,155,975	311,734	2,536,860
Redeemed	(3,742,294)	(6,605,135)[1]	(2,297,365)	(19,196,923)[2]

Net increase (decrease)	943,412	$1,863,378	(898,413)	$(7,525,043)

Class Y
Sold	153,389,182	$262,184,539	21,101,623	$184,733,769
Dividends and/or distributions reinvested	7,001,702	13,159,847	3,104,663	24,963,417
Redeemed	(130,588,962)	(214,904,868)[1]	(4,759,515)	(38,747,346)[2]

Net increase	29,801,922	$60,439,518	19,446,771	$170,949,840

1.	Net of redemption fees of $8,414, $609, $1,375, $239 and $3,442 for Class A, Class B, Class C, Class N and Class Y, respectively.

2.	Net of redemption fees of $20,519, $2,240, $3,168, $538 and $4,296 for Class A, Class B, Class C, Class N and Class Y, respectively.
F30 | OPPENHEIMER CHAMPION INCOME FUND

The Fund may participate in the ReFlow, LLC (“ReFlow”) liquidity program which is designed to provide an alternative source of funding to meet shareholder redemptions. ReFlow provides liquidity by being prepared to purchase Fund shares at the closing net asset value equal to the amount of the net redemptions on any given day. On subsequent days, when the Fund experiences net subscriptions, ReFlow redeems its holdings at the net asset value on that day, subject to maximum holding period restrictions of 28 days, set by ReFlow. The Fund will waive its transaction fees with respect to redemptions by ReFlow. When participating in the ReFlow program, the Fund pays ReFlow a fee equal to the value of shares purchased for the period held times a rate determined by a daily auction with other participating mutual funds in the ReFlow program. ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund and there is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day. Fees incurred by the Fund during the period, if any, under the ReFlow liquidity program are included in “Other Expenses” per the Statement of Operations and fees payable by the Fund to ReFlow at period end, if any, are included in “Other Liabilities” per the Statement of Assets and Liabilities. These fees represented 0.01% of the Fund’s average net assets during the year ended September 30, 2009.
     As of September 30, 2009, ReFlow did not hold any shares of the Fund.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF for the year ended September 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$356,106,463	$1,209,267,987
U.S. government and government agency obligations	1,260,952	1,259,395
To Be Announced (TBA) mortgage-related securities	29,081,972	39,133,713
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	0.70%
Next $250 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $1.5 billion	0.50
F31 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2009, the Fund paid $1,790,663 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2009 were as follows:

Class B	$16,420,505
Class C	36,575,384
Class N	1,002,766
F32 | OPPENHEIMER CHAMPION INCOME FUND

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2009	$150,127	$2,007	$93,694	$13,325	$657
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended September 30, 2009, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$1,201,382
Class B	301,437
Class C	254,073
Class N	98,484
The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 30, 2009, the Manager waived $98,832 for IMMF management fees.
     The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed below. During the year ended September 30, 2009, the Manager reimbursed the Fund $122,081 for legal costs and fees. This undertaking may be amended or withdrawn at any time.
     Effective April 1, 2009, the Manager has agreed to voluntarily waive the advisory fee by 0.29% of the Fund’s average daily net assets through March 31, 2010. During the year ended September 30, 2009, the Manager waived $715,889. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.

Capital Stock Activity. On November 21, 2008, the Manager purchased Class Y shares of the Fund for $150,000,000. As of that date, the Manager owned approximately 68% of the Class Y shares representing approximately 28% of the Fund’s net assets. The Manager redeemed a portion of this investment on February 25, 2009 and redeemed the remainder of this investment on March 24, 2009. The combined proceeds of these two redemptions were $147,268,229.
F33 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This
F34 | OPPENHEIMER CHAMPION INCOME FUND

use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 30, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,754,467, which represents the gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $1,754,467 as of September 30, 2009.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Valuations of derivative instruments as of September 30, 2009 are as follows:

Asset Derivatives
Statement of
Derivatives	Assets and
Not Accounted for as	Liabilities
Hedging Instruments	Location	Value

Credit contracts	Depreciated swaps, at value	$1,754,467
The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or Loss Recognized on Derivatives1

Derivatives Not Accounted	Closing and Expiration
for as Hedging Instruments	of Futures Contracts	Swap Contracts	Total

Interest rate contracts	$(344,294)	$(2,489,626)	$(2,833,920)
Credit contracts	—	(28,920,801)	(28,920,801)

Total	$(344,294)	$(31,410,427)	$(31,754,721)

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives[1]

Derivatives Not Accounted
for as Hedging Instruments	Futures Contracts	Swap Contracts	Total

Interest rate contracts	$(110,211)	$2,755,782	$2,645,571
Credit contracts	—	21,647,260	21,647,260

Total	$(110,211)	$24,403,042	$24,292,831

1.	For the six months ending September 30, 2009.
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
     As of September 30, 2009, the Fund had no outstanding forward contracts.
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Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
     As of September 30, 2009, the Fund had no outstanding futures contracts.
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. Any upfront payment paid or received as well as any unrealized appreciation (depreciation) on swap contracts are separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
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     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     As of September 30, 2009, the Fund had no such interest rate swap agreements outstanding.
     Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     As of September 30, 2009, the Fund had no such total return swap agreements outstanding.
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NOTES TO FINANCIAL STATEMENTS Continued
6. Illiquid Securities
As of September 30, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 17, 2009, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation
During 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor — including the Fund. The lawsuits naming the Fund as a defendant also name certain officers, trustees and former trustees of the Fund. The plaintiffs are seeking class action status on behalf of purchasers of shares of the Fund during a particular time period. The lawsuits against the Fund raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund’s investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. The litigations involving certain other Oppenheimer funds are similar in nature.
     A lawsuit has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed in 2008 and 2009 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or
F40 | OPPENHEIMER CHAMPION INCOME FUND

any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Fund’s Board of Trustees has also engaged counsel to defend the suits vigorously on behalf of the Fund, the Fund’s Board and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not have any material effect on the operations of the Fund and that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Champion Income Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Champion Income Fund, including the statement of investments, as of September 30, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of Oppenheimer Champion Income Fund for the years ended prior to October 1, 2008 were audited by other auditors whose report dated November 18, 2008 expressed an unqualified opinion on those financial statements and financial highlights.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Champion Income Fund as of September 30, 2009, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 17, 2009
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended September 30, 2009 are eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
22 | OPPENHEIMER CHAMPION INCOME FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Joseph Welsh, the portfolio manager for the Fund effective April 1, 2009, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load high current yield funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its peer group median as of December 31, 2008. The Board also noted the Manager’s assertion that the Fund’s underperformance was a combination of a severe downturn in the high yield fixed income markets and a greater exposure to commercial and residential mortgages and investment grade financials relative to peers. The Board noted the changes in portfolio manager that occurred at the end of 2008 and the appointment of a new portfolio manager on April 1, 2009, and it considered the Manager’s assertion that the newly formed High Yield Corporate Debt team has been reducing the Fund’s positioning in commercial mortgages.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided
23 | OPPENHEIMER CHAMPION INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
comparative data in regard to the fees and expenses of the Fund and other high current yield funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees and total expenses were competitive with its peer group median. The Board also noted that effective April 1, 2009 through March 31, 2010, the Manager has agreed to voluntarily waive the advisory fee by 0.29% of the Fund’s average daily net assets. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
24 | OPPENHEIMER CHAMPION INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, or, if available, the fund’s summary prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, or, if available, the summary prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
25 | OPPENHEIMER CHAMPION INCOME FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEE	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 2000) Age: 72	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex.

George C. Bowen, Trustee (since 1998) Age: 73	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 38 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Trustee (since 2000) Age: 71	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000—June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Trustee (since 1990) Age: 67	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex.

Sam Freedman, Trustee (since 1996) Age: 68	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex.
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Beverly L. Hamilton, Trustee (since 2002) Age: 62	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002- 2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Trustee (since 2002) Age: 65	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 38 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Trustee (since 2000) Age: 67	Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 60	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager)
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TRUSTEES AND OFFICERS Unaudited / Continued

John V. Murphy, Continued	(since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 98 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Joseph Welsh, Vice President and Portfolio Manager (since 2009) Age: 45	Head of the Manager’s High Yield Corporate Debt Team (since April 2009); Senior Vice President of the Manager (since May 2009); Vice President of the Manager (December 2000-April 2009); Assistant Vice President of the Manager (December 1996-November 2000); a high yield bond analyst of the Manager (January 1995-December 1996); a CFA. A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
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Robert G. Zack, Vice President and Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.525.7048.
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Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements was KPMG in 2009 and D&T in 2008. KPMG billed $46,000 in fiscal 2009 and D&T billed $50,450 in fiscal 2008.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $211,540 in fiscal 2009 and $310,000 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services relating to FAS 157.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $7,941 in fiscal 2009 and $501 in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Tax services for U.S., India and Venezuela.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $219,481 in fiscal 2009 and $310,501 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.

Item 6.  Schedule of Investments.
a) Not applicable.

b) Not applicable.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Champion Income Fund

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	11/10/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	11/10/2009

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date:	11/10/2009